UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 29, 2014

MEDICAN ENTERPRISES, INC.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

000-53408	87-0474017
(Commission File Number)	(IRS Employer Identification No.)

5955 Edmond Street, Suite 102 Las Vegas, NV 89118

(Address of Principal Executive Offices)

(800) 416-8802
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On April 29, 2014, CanaLeaf Systems, Inc. (“CanaLeaf”), a subsidiary of Medican Enterprises, Inc. (the “Company”), entered into an Amendment Agreement with International Herbs Medical Marijuana Ltd. (“IHMML”) (the “Amendment Agreement”). The Amendment Agreement amends the Subscription Agreement entered into by CanaLeaf and IHMML on April 8, 2014 (the “Subscription Agreement”) through which CanaLeaf has agreed to purchase from IHMML by way of subscription 41,600,000 common shares of IHMML (the “Investment Shares”) for an aggregate subscription price of CDN$52,000,000 (the “Investment Proceeds”) or CDN$1.25 per share.   Pursuant to the terms of the Amendment Agreement, CanaLeaf and IHMML agreed to extend the Closing Date to May 31, 2014 or such other date as the parties may agree and to extend the date of each Advance (as defined in the Subscription Agreement).

Specifically, the Advance amounts and dates to purchase shares through the Subscription Agreement are amended as follows:

(a)	8,000,000 Shares will be purchased on June 30, 2014 in consideration for payment of $10,000,000;

(b)	4,800,000 Shares will be purchased on July 31, 2014 in consideration for payment of $6,000,000;

(c)	8,800,000 Shares will be purchased on August 31, 2014 in consideration for payment of $11,000,000;

(d)	2,400,000 Shares will be purchased on September 30, 2014 in consideration for payment of $3,000,000;

(e)	8,000,000 Shares will be purchased on October 31, 2014 in consideration for payment of $10,000,000; and

(f)	5,600,000 Shares will be purchased on November 30, 2014 in consideration for payment of $7,000,000.

All other provisions of the Subscription Agreement are incorporated into the Amendment Agreement.

ITEM 9.01 Financial Statements and Exhibits

Exhibit No.	Description

10.1	Amendment Agreement dated as of April 29, 2014, between CanaLeaf Systems, Inc. and International Herbs Medical Marijuana Ltd.

Cautionary Note on Forward Look Statements

This Current Report on Form 8-K of the Company contains, or may contain, among other things, certain “forward-looking statements” which involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “could,” “would,”  “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,”  or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission.  Actual results, including, without limitation, the results of the Company’s agreements with IHMLL and the Company’s proposed business generally, may differ significantly from those set forth in the forward-looking statements.  Forward-looking statements involve risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).  The Company undertakes no obligation to update any forward-looking statements, except as provided for by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICAN ENTERPRISES, INC.

May 5, 2014	By:	/s/ Kenneth Williams
Kenneth Williams
Chief Executive Officer and Director